EXHIBIT 4.6

                                     [AMGEN LOGO]


        NUMBER                                                      SHARES

                                      AMGEN INC.

        INCORPORATED UNDER THE LAWS                    SEE REVERSE FOR
        OF THE STATE OF DELAWARE                     CERTAIN DEFINITIONS


        THIS CERTIFIES THAT                          CUSIP 031162 10 0




        is the record holder of

           FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.0001 PAR
                                      VALUE, OF

                                      AMGEN INC.

        transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this Certificate properly endorsed.

             This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

             WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

        Dated:



        /s/George A. Vandeman              /s/Gordon M. Binder
        ---------------------              --------------------
        SECRETARY                          CHAIRMAN OF THE BOARD AND
                                           CHIEF EXECUTIVE OFFICER

                                     [AMGEN SEAL]

        COUNTERSIGNED AND REGISTERED:
        AMERICAN STOCK TRANSFER & TRUST COMPANY
        (NEW YORK)
        TRANSFER AGENT AND REGISTRAR

        BY


        --------------------------------
        AUTHORIZED SIGNATURE



        This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement between Amgen Inc. and American Stock Transfer & Trust Company, dated as of February 18, 1997, as the same may be amended from time to time (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Amgen Inc. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. Amgen Inc. will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. As described in the Right Agreement, Rights which are held or have been held by Acquiring Persons or Associates or Affiliates thereof (as defined in the Rights Agreement) shall become null and void.

             The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


        TEN COM--as tenants in common
        TEN ENT--as tenants by the entireties
        JT TEN--as joint tenants with
               right of survivorship
               and not as tenants
               in common


        UNIF GIFT MIN ACT--         Custodian
                            ------              ------
                            (Cust)              (Minor)

                          under Uniform Gifts to Minors Act

                          ---------------------------------
                                       (State)

        UNIF TRF MIN ACT--          Custodian (until age --)
                            ------
                            (Cust)

                            ------ under Uniform Transfers
                            (Minor)

                            ------ to Minors Act -------
                                                (State)

        Additional abbreviations may also be used though not in the above list.




        For Value received, -------------- hereby sell, assign and transfer unto



        PLEASE INSERT SOCIAL SECURITY OR OTHER
        IDENTIFYING NUMBER OF ASSIGNEE




        ----------------------------------------------------------------------
        (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

        ----------------------------------------------------------------------
        ----------------------------------------------------------------------
        ----------------------------------------------------------------shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


        --------------------------------------------------------------Attorney
        to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

        Dated
             --------------------




        -------------------------
        Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.

        Signature(s) Guaranteed:




        By
          -----------------------------------------------------

        THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANK, STOCKBROKER, SAVINGS AND LOAN ASSOCIATION AND CREDIT UNION WITH MEMBERSHIP IN AN APPROVED MEDALLION SIGNATURE GUARANTEE PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.
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